                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14 (a) of the Securities

                     Exchange Act of 1934 (Amendment No. 1)


Filed by the Registrant                 [X]
Filed by a Party other than the Registrant      [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement                  [ ]  Confidential, for Use of
                                                        the Commission Only
                                                        (as permitted by
                                                        Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement

[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  PAYPAL FUNDS

      (Name of Registrant as Specified in Its Charter/Declaration of Trust) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                                EXPLANATORY NOTE


We are filing this Amendment No. 1 to the Definitive Proxy Statement on Form 14A, originally filed with the Securities and Exchange Commission (the "Commission") on August 30, 2002, solely to correct the inadvertent omission on the proxy form of proposals 4.G Diversification and 4.H Lending. Except as specifically indicated herein, no other information included in the Definitive Proxy Statement on Form 14A is amended by this Amendment No. 1.

                                  PAYPAL FUNDS

THIS PROXY FORM IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PAYPAL FUNDS.

The undersigned hereby appoints Ralph Ho, David Hearth and Cynthia Surprise, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the PayPal Money Market Fund (the "Fund") in connection with the special meeting of shareholders to be held at 9:00 a.m., Pacific time, at Garden Court Hotel, 520 Cowper Street, Palo Alto, CA 94301 and at any adjournment thereof. WHEN PROPERLY EXECUTED AND RETURNED, this proxy form will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy form will be voted FOR approval of the proposals. Electronic voting will end at 11:59 p.m. Pacific time on September 30, 2002.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.
1. To elect as Trustees the nominees presented in Proposal 1:

John T. Story      [ ] FOR            [ ] AGAINST                [ ] ABSTAIN
Richard D. Kernan  [ ] FOR            [ ] AGAINST                [ ] ABSTAIN
Kevin T. Hamilton  [ ] FOR            [ ] AGAINST                [ ] ABSTAIN
Gregory N. River   [ ] FOR            [ ] AGAINST                [ ] ABSTAIN

2. To authorize the Trustees to adopt an amended and restated Trust Instrument:

             [   ] FOR          [   ] AGAINST              [   ] ABSTAIN

3. To change the investment objective of the Fund from fundamental to non-fundamental:

             [   ] FOR          [   ] AGAINST              [   ] ABSTAIN

4. To revise the fundamental investment policy regarding
4.A      Concentration                [ ] FOR     [ ] AGAINST     [ ] ABSTAIN
4.B      Real Estate                  [ ] FOR     [ ] AGAINST     [ ] ABSTAIN
4.C      Commodities                  [ ] FOR     [ ] AGAINST     [ ] ABSTAIN
4.D      Underwriting                 [ ] FOR     [ ] AGAINST     [ ] ABSTAIN
4.E      Borrowing                    [ ] FOR     [ ] AGAINST     [ ] ABSTAIN
4.F      Issuing Senior Securities    [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

4.G      Diversification              [ ] FOR     [ ] AGAINST     [ ] ABSTAIN
4.H      Lending                      [ ] FOR     [ ] AGAINST     [ ] ABSTAIN



5. To approve a new Investment Advisory Agreement:

             [ ] FOR          [ ] AGAINST             [ ] ABSTAIN